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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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National Technical Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NATIONAL TECHNICAL SYSTEMS, INC.
24007 Ventura Boulevard
Calabasas, California 91302

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held July 15, 2008

To the Shareholders of National Technical Systems, Inc.:

        Notice is hereby given that the 2008 Annual Meeting of Shareholders (the "Annual Meeting") of National Technical Systems, Inc., a California corporation ("NTS" or the "Company"), will be held at 5743 Smithway Street, 2nd floor, Commerce, CA 90040 on Tuesday, July 15, 2008 at 10:00 a.m., Pacific Time, for the purpose of considering and acting upon the following matters:

  1.
  Election of Directors.    To elect as Class III directors for terms expiring in 2011, and until their respective successors are duly elected and qualified, the following three nominees recommended by the Board of Directors: Dr. Jack Lin, Robert Lin and Norman Wolfe.

  2.
  Ratify the Appointment of Independent Registered Public Accounting Firm.    To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2009.

  3.
  Transaction of Other Business.    To transact such other business and to consider and take action upon any and all matters that may properly come before the Annual Meeting or any adjournment or adjournments thereof.

        Pursuant to the provisions of the Company's Bylaws, the Board of Directors has fixed the close of business on May 16, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. For ten days prior to the Annual Meeting, a complete list of the shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder for any purpose relating to the Annual Meeting, during ordinary business hours at the Company's principal offices located at 24007 Ventura Boulevard, Calabasas, California 91302.

By Order of the Board of Directors,
Calabasas, California May 29, 2008	Cynthia Maher Corporate Secretary

        YOU ARE URGED TO VOTE IN FAVOR OF THE PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. THE ENCLOSED PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF THE COMPANY A SIGNED INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

NATIONAL TECHNICAL SYSTEMS, INC.
24007 Ventura Boulevard,
Calabasas, California 91302

PROXY STATEMENT
For
ANNUAL MEETING OF SHAREHOLDERS
To be held July 15, 2008

INFORMATION CONCERNING SOLICITATION AND VOTING STOCK

General

        This proxy statement ("Proxy Statement") is furnished in connection with the solicitation of proxies for use at the 2008 Annual Meeting of Shareholders (the "Annual Meeting") of National Technical Systems, Inc., a California corporation ("NTS" or the "Company"), to be held at 5743 Smithway Street, 2nd floor, Commerce, CA 90040 on Tuesday, July 15, 2008 at 10:00 a.m., Pacific Time, and at any and all adjournments thereof.

        It is anticipated that this Proxy Statement and the accompanying notice and form of proxy will be mailed to shareholders eligible to receive notice of, and to vote at, the Annual Meeting on or about May 29, 2008.

        The Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2008 is included with this Proxy Statement. An electronic copy of the Annual Report is also available free of charge on the Securities and Exchange Commission ("SEC") website located on the Internet at www.sec.gov.

Revocability of Proxies

        A form of proxy for voting your shares at the Annual Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to and may revoke it at any time before it is exercised by filing with the Company's Secretary a signed instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the proxy is present at the Annual Meeting and elects to vote in person by advising the Chairman of the Annual Meeting of his or her election to vote in person, and voting in person at the Annual Meeting. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the Annual Meeting will be voted by the proxyholders in accordance with the instructions specified on the proxy.

        Unless otherwise directed in the accompanying proxy, the shares represented by your executed proxy will be voted "FOR" election of each of the director-nominees named herein, "FOR" ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2009, and if any other business is properly presented at the Annual Meeting, such proxy will be voted in accordance with the recommendations of management of the Company.

Proxy Solicitation Costs

        This solicitation of proxies is made by the Company and the Company will bear the entire cost of such solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement and any additional material which may be furnished to shareholders by the Company. Copies of solicitation material may be furnished to brokerage houses, fiduciaries, and custodians to forward to their principals, and the Company may reimburse them for their expenses in so doing. The Company does not expect to pay any commission or remuneration to any person for solicitation of proxies.

        Solicitation may be made by mail, personal interview, telephone, e-mail and other electronic communication by officers and regular employees of the Company. The Company will not pay any additional compensation to officers or regular employees for such services, but may reimburse them for reasonable out-of-pocket expenses incurred by them in connection with such solicitation.

Quorum; Voting Rights

        The close of business on May 16, 2008, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. The outstanding voting securities of the Company at May 16, 2008, consisted of 8,958,138 shares of no par value common stock ("Common Stock"). Shareholders representing a majority of outstanding Common Stock must be present in person or by proxy to constitute a quorum at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting, including, without limitation, a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies approving matters recommended by the Board of Directors.

        A plurality of the votes cast in person or by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of votes cast at the Annual Meeting is required for ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2009.

        Each shareholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in such shareholder's name on the books of the Company as of the record date on any matter submitted to the shareholders. In voting for the election of directors, shareholders do not have the right to cumulate their votes. Abstentions and broker non-votes have no effect on the election of directors or approval of the other proposals. A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors and ratification of the appointment of the independent registered public accounting firm.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The Company has a classified Board of Directors, which currently consists of a total of 9 directors, two of whom are designated as Class I directors, four of whom are designated as Class II directors, and three of whom are designated as Class III directors. Class III, Class I and Class II directors serve until the annual meeting of shareholders to be held in 2008, 2009, and 2010, respectively. All directors serve until their respective successors are duly elected and qualified. At each annual meeting of the shareholders, directors in a class are elected for a term of three years to succeed the directors in that class whose terms expire at such annual meeting.

        The term of the Company's Class III directors will expire on the date of the upcoming Annual Meeting. Accordingly, three persons are to be elected to serve as Class III directors. The Nominating Committee of the Board of Directors selected, and the Board of Directors approved, Dr. Jack Lin, Robert Lin and Norman Wolfe, all current Class III directors, as nominees for election at the Annual Meeting. If elected, Messrs. J. Lin, R. Lin and Wolfe will serve as directors until the Company's annual meeting of shareholders in 2011, and until their successors are duly elected and qualified. If any one of

Messrs. J. Lin, R. Lin and Wolfe declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election, the proxies may be voted for such substitute nominee as the Board of Directors may designate, although the Company is unaware of a reason why any of these nominees would be unable or unwilling to serve as a director.

Members of the Board of Directors

        The following sets forth, as of May 16, 2008, the names of, and certain information concerning the Company's directors and the director-nominees:

Name	Age	Position or Office	Director Since	End of Term
Class III Directors:
Dr. Jack Lin	75	Chairman of the Board of the Company	1975	2008	(1)
Robert Lin	50	President and Chief Executive Officer of MTI Marketing Techniques, Inc.	1988	2008	(1)
Norman Wolfe	60	President of Quantum Leaders, Inc.	2001	2008	(1)
Class I Directors:
William McGinnis	49	Chief Executive Officer and President of the Company	1994	2009
John Gibbons	59	Independent Consultant	2003	2009
Class II Directors:
Ralph Clements	75	President of Clements and Associates	1975	2010
Aaron Cohen	71	Vice Chairman of the Board and Senior Vice President, Corporate Development	1997	2010
Donald Tringali	50	Vice Chairman of the Board and President of Augusta Advisory Group	1999	2010
Dan Yates	47	President and Chief Executive Officer of Regents Bank	2003	2010

(1)
Director-nominee slated for re-election at the Annual Meeting.

        William McGinnis is President and Chief Executive Officer of the Company. He has been associated with the Company continuously since 1980.

        John Gibbons has been an independent consultant since April 2004. From June 2000 to April 2004, Mr. Gibbons was Vice Chairman of TMC Communications, Inc., a long distance, data and Internet services provider, and was its Chief Executive Officer from June 2001 to April 2003. From June 2000 to June 2001, he was President of TMC Communications, Inc. He has served as a director of Deckers Outdoor Corporation. (NASDAQ: DECK), a leading designer, producer and brand manager of innovative, high-quality footwear, since July 2000.

        Ralph Clements has been President of Clements and Associates, a financial and economics consulting firm located in Sherman Oaks, California, for more than five years.

        Aaron Cohen is a founder, Vice Chairman of the Board and Senior Vice President, Corporate Development of the Company. He has been associated with the Company since 1961.

        Donald Tringali is a Vice Chairman of the Board. He has been President of the Augusta Advisory Group, a management consulting company, since 2001. Prior to forming Augusta Advisory Group, Mr. Tringali was an Executive Vice President of Telemundo Network Group, LLC, for more than five years.

        Dan Yates is President and Chief Executive Officer of Regents Bank, based in San Diego, which he helped establish in 2001. Mr. Yates was previously Regional Vice President of Mellon 1st Bank for more than five years.

        Dr. Jack Lin is a founder and Chairman of the Board of the Company and has been associated with the Company continuously since 1961.

        Robert Lin has been President and Chief Executive Officer of MTI-Marketing Techniques, Inc., a manufacturer and distributor of products for the advertising specialty and premium markets, for more than five years.

        Norman Wolfe is President and Chief Executive Officer of Quantum Leaders, Inc., a management consulting firm. Prior to joining Quantum Leaders, Inc. in January 2002, Mr. Wolfe was Vice President of Operations of Select University Technologies, Inc. for more than five years.

        None of the director-nominees were selected pursuant to any arrangement or understanding other than with the Company's directors and executive officers acting within their capacities as such.

The Board of Directors unanimously recommends a vote "FOR" the election of
Dr. Jack Lin, Robert Lin and Norman Wolfe as Class III directors.

The Board of Directors and Committees

        The Board of Directors is responsible for the supervision of the overall affairs of the Company. The Board of Directors held eight meetings during the last fiscal year. Each director attended at least 75 percent of the meetings of the Board of Directors and each Committee on which he served during the fiscal year ended January 31, 2008.

  Audit Committee

        The Company's Board of Directors has an Audit Committee consisting of Messrs. Clements, Yates and Gibbons. Mr. Gibbons is Chairman of the Audit Committee. The function of the Audit Committee is to meet with the independent registered public accounting firm engaged by the Company to review (a) the scope and findings of the annual audit, (b) accounting policies and procedures and the Company's financial reports, and (c) the internal controls employed by the Company. The Audit Committee held five meetings during the year. The Board has determined that all Audit Committee members are "independent," as defined under the applicable Nasdaq listing standards and SEC rules and regulations. The Board of Directors has determined that John Gibbons qualifies as an "audit committee financial expert" under SEC rules and regulations. A copy of the written charter of the Audit Committee, adopted by the Board of Directors, is available on our corporate website at www.ntscorp.com. The charter may be found as follows: From our main web page, first click on "Investors" at the top of the page and then click on "Corporate Governance", then "Board Committee Charters". For further information, see "Report of the Audit Committee" below.

  Compensation Committee

        The Company's Board of Directors has a Compensation Committee consisting of Messrs. Clements, Yates and Wolfe. Mr. Yates is the Chairman of the Compensation Committee. The function of the Compensation Committee is to consider and make recommendations to the Board of Directors on salaries, bonuses, and other forms of compensation for the Company's executive officers. The Compensation Committee also administers the Company's stock option plan, long term incentive plan and senior executive retirement plan. The Compensation Committee held four meetings during the year. The Board of Directors has determined that all Compensation Committee members are "independent," as defined under the applicable Nasdaq listing standards and SEC rules and regulations. The Compensation Committee operates under a written charter adopted by the Board of

Directors. A copy of such charter is available on our corporate website at www.ntscorp.com. The charter may be found as follows: From our main web page, first click on "Investors" at the top of the page and then click on "Corporate Governance", then "Board Committee Charters". For further information, see "Report of the Compensation Committee" below.

  Governance Committee

        The Company's Board of Directors has a Governance Committee consisting of Messrs. Wolfe, Gibbons and Tringali. Mr. Wolfe is Chairman of the Governance Committee. The function of the Governance Committee is to consider and make recommendations on matters related to the practices, policies and procedures of the Board of Directors and to take a leadership role in shaping the corporate governance of the Company. The Governance Committee also assesses the size and structure of the Board of Directors and Board committees, coordinates evaluation of Board performance and reviews Board compensation. The Governance Committee held five meetings during the year. The Board of Directors has determined that all Governance Committee members are "independent," as defined under the applicable Nasdaq listing standards. The Governance Committee operates under a written charter adopted by the Board of Directors. A copy of such charter is available on our corporate website at www.ntscorp.com. The charter may be found as follows: From our main web page, first click on "Investors" at the top of the page and then click on "Corporate Governance", then "Board Committee Charters".

  Nominating Committee

        The Nominating Committee assists the Board of Directors in the selection of nominees for election to the Board. The Nominating Committee is composed of Messrs. Clements, Yates and Tringali, each of whom is "independent," as defined under the applicable Nasdaq listing standards. The Nominating Committee held one meeting during the year. The Committee operates under a written charter adopted by the Board of Directors. The Committee has established selection criteria and qualifications of director nominees as well as a process for identification and review of candidates. This process also includes consideration of candidates submitted by shareholders. The selection criteria is reviewed and updated to best meet the needs of the Board and the Company at the time nominees are considered. A copy of the Nominating Committee charter is available on our corporate website at www.ntscorp.com. The charter may be found as follows: From our main web page, first click on "Investors" at the top of the page and then click on "Corporate Governance", then "Board Committee Charters".

Executive Officers

        The following table sets forth, as of May 16, 2008, the names of, and certain information concerning the Company's executive officers who do not also serve as directors:

Name	Age	Position
Lloyd Blonder	68	Senior Vice President and Treasurer. He has been associated with the Company since 1983.
Douglas Briskie	44	Vice President, Corporate Development. He has been associated with the Company since 1987.
Raffy Lorentzian	52	Senior Vice President, Chief Financial Officer and Chief Accounting Officer. He has been associated with the Company since 1997.
Cynthia Maher	49
		Corporate Secretary, Corporate Counsel, Corporate Director of Human Resources. She has been associated with the Company since 2005. Prior to joining the Company, Ms. Maher was a partner for 12 years at the law firm of Maher, Renzi & Maher LLP.
Dwight Moore	45	Vice President, Chief Operating Officer. He has been associated with the Company since 1997.

        None of the executive officers were selected pursuant to any arrangement or understanding other than with the Company's executive officers acting within their capacities as such.

Family Relationships

        Dr. Jack Lin is the father of Robert Lin. There are no other family relationships among the Company's directors and executive officers.

Certain Relationships and Related Persons Transactions

        Total compensation (including salary, bonus, stock awards, option awards and all other compensation) during fiscal year 2008 for Aaron Cohen, Executive Officer, Director and major shareholder of the Company was $265,472.

        Consulting fees in the total amount of $13,500 were paid to Quantum Leaders, Inc. during fiscal year 2008. Norman Wolfe, Director of the Company, is the President and Chief Executive Officer of Quantum Leaders, Inc.

        Total payments of $10,500 were made to MTI Marketing Techniques, Inc. for various purchases and services during fiscal year 2008. Robert Lin, Director of the Company, is the President and Chief Executive Officer of MTI Marketing Techniques, Inc.

Stockholdings of Certain Beneficial Owners, Directors and Executive Officers

        The following table sets forth, as of May 16, 2008, the number and percentage of shares of Common Stock beneficially owned, directly or indirectly, by each of the Company's directors, Named Executive Officers (as defined below), beneficial owners known by the Company to hold more than five percent of the outstanding shares of the Company's Common Stock and by the Company's directors and current executive officers as a group. Beneficial ownership is determined in accordance with the Rule 13d-3 of the SEC, as amended, and does not necessarily indicate ownership for any other purpose, and includes voting or investment power with respect to the shares and shares which such person has the right to acquire within 60 days of May 16, 2008.

Beneficial Owner(1)	Title of Class of Stock	Amount and Nature of Beneficial Ownership		Percent of Class**
5% Shareholders
Jeffrey Gendell Tontine Capital Partners, LP 55 Railroad Avenue, 3rd Floor Greenwich, Connecticut 06830	Common Stock	740,297	(1)	8.3%
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401	Common Stock	651,256	(1)	7.3%
Current Directors and Named Executive Officers:
Aaron Cohen	Common Stock	1,352,428	(2)(3)	15.1%
Dr. Jack Lin	Common Stock	1,165,479	(2)(3)	13.0%
William McGinnis	Common Stock	252,397	(2)	2.8%
Robert Lin	Common Stock	143,793	(2)(3)	1.6%
Donald Tringali	Common Stock	85,819	(2)(3)	*
Dwight Moore	Common Stock	53,606	(2)	*
Ralph Clements	Common Stock	33,925	(2)(3)	*
Norman Wolfe	Common Stock	32,888	(2)(3)	*
Dan Yates	Common Stock	27,588	(2)(3)	*
John Gibbons	Common Stock	31,288	(2)(3)	*
All current directors and executive officers as a group (fourteen persons)	Common Stock	3,474,693	(2)(3)	38.8%

*
Indicates less than 1.0%

**
Based on 8,958,138 shares of Common Stock outstanding as of May 16, 2008,.

(1)
Based on a Schedule 13G filed by this holder with the SEC.

(2)
Includes shares covered by options exercisable within 60 days of May 16, 2008, as follows: Clements, 3,125; Cohen, 93,567; Gibbons, 16,875; J. Lin, 171,806; R. Lin, 29,375; McGinnis, 190,000; Tringali, 51,875; Wolfe, 21,875 and Yates, 16,875.

(3)
Includes restricted shares, as follows: Clements, 6,929; Cohen, 13,857; Gibbons, 6,929; J. Lin, 13,857; R. Lin, 6,929; Tringali, 13,857; Wolfe, 6,929 and Yates, 6,929.

        The Company is not currently aware of any arrangements that could result in a change-in-control.

Summary Compensation Table

        The table below summarizes the total compensation paid or earned by each of our named executive officers for the fiscal year ended January 31, 2008.

Name and Principal Position	Fiscal Year End	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation (4)($)	All Other Compensation ($)(5)	Total ($)

William McGinnis,	2008	$309,000	$154,500	—	$27,280	$55,754	$93,816	$640,350

President and Chief Executive Officer	2007	$305,250	$7,500	—	$57,706	—	$97,344	$467,800

Dwight Moore,	2008	$214,154	$92,250	—	$17,005	$33,396	$31,881	$388,686

Vice President, COO	2007	$182,625	$7,500	—	$34,756	—	$31,811	$256,692

Dr. Jack Lin,	2008	$125,000	$145,875	$22,508	$10,508	—	$239,068	$542,959

Chairman of the Board	2007	$125,000	$30,000	$5,818	$25,536	—	$241,661	$428,015

(1)
Certain executives were awarded bonuses in accordance with the Company's existing bonus plan. Dr. Jack Lin accrued 75% of the CEO's bonus pursuant to his employment agreement, plus a $30,000 bonus, which he earned as we achieved over $1,000,000 in pre-tax income for the fiscal years ended January 31, 2007 and 2008.

(2)
Other than a grant to Dr. Jack Lin, in the last fiscal year we did not grant any stock awards to our named executive officers. The amount reflected for Dr. Lin reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended January 31,2008, in accordance with FAS 123(R) for a total of 15,824 restricted stock awards with four year vesting, granted pursuant to the 2006 Equity Incentive Plan (disregarding estimates of forfeitures related to service-based vesting conditions). Assumptions used in the calculation of this amount are discussed in note 5 to our audited financial statements for the fiscal year ended January 31, 2008, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 29, 2008.

(3)
We granted no stock option awards to our executive officers for the fiscal year ending January 31, 2008. These amounts reflect the dollar amount recognized for financial reporting purposes for the fiscal year ended January 31, 2008, in accordance with FAS 123(R) for option awards granted pursuant to the 1994 Stock Option Plan and the 2002 Stock Option Plan (disregarding estimates of forfeitures related to service-based vesting conditions) and thus include amounts from awards granted prior to the fiscal year 2008. Assumptions used in the calculation of these amounts are discussed in note 1 and note 5 to our audited financial statements for the fiscal year ended January 31, 2008, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 29, 2008.

(4)
The Non-Equity Incentive Plan Compensation represents the amount expensed in fiscal year 2008 for phantom shares that our executive officers earned pursuant to the "Long-Term Incentive Plan" (LTIP) adopted by the Company in fiscal year 2007. The transition from stock options to the LTIP was predicated on a variety of factors, including changes in the accounting rules relating to the expensing of options, the impact of stock option grants on our capital structure, and our Compensation Committee's belief that we needed a more robust, objective long-term incentive plan to retain and attract talent.

(5)
The amounts entitled "All Other Compensation" are detailed in the following table.

Name	Qualified Retirement Plan Match ($)	Supplemental Executive Retirement Plan ($)(i)	Premium Towards Long-Term Care Insurance ($)	Club Dues ($)(ii)	Premiums Towards Life Insurance ($)(iii)	Uninsured Medical and Dental Expenses ($)(iv)	Automobile Allowance ($)(v)	Other ($)		Total ($)

William McGinnis	$1,545	$52,970	—	$9,484	$9,790	$12,215	$5,480	$2,332		$93,816
Dwight Moore	$1,550	$23,779	—	—	$409	—	$6,143	—		$31,881
Dr. Jack Lin	$2,050	—	$4,755	$2,759	$12,362	$26,262	$15,880	$175,000	(vi)	$239,068

  (i)
  These amounts are attributable to the annual credit received in fiscal year 2008 pursuant to National Technical Systems, Inc. 2006 Supplemental Executive Retirement Plan.

  (ii)
  These amounts are attributable to dues we pay for the executive officer's membership in country clubs.

  (iii)
  These amounts are attributable to premiums paid on whole life and basic life insurance policies for some of our executive officers. Each of these executive officers is responsible for paying income tax on such amount.

  (iv)
  These amounts are attributable to reimbursements some of our executive officers received for uninsured medical and dental expenses, the value of which is included as compensation on the W-2 of our executive officers who receive such benefits. Each of these executive officers is responsible for paying income tax on such amount.

  (v)
  These amounts are attributable to an auto allowance paid by our Company for each of these executive officers, the value of which is included as compensation on the W-2 of our executive officers who receive such benefits. Each of these executive officers is responsible for paying income tax on such amount.

  (vi)
  This amount is attributable to a taxable annual retirement benefit Dr. Lin receives pursuant to his employment contract.

Outstanding Equity Awards

        The table below summarizes the current holdings of option awards and stock awards by our named executive officers for fiscal year ending January 31, 2008. Each equity grant is shown separately for each named executive officer and vests at a rate of 25% on each anniversary of the date of grant and expires in 10 years from the grant date.

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Options UnExercisable (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

William McGinnis	25,000 15,000 7,500 25,000 35,000 10,000 23,000 22,000 15,000 12,500	— — — — — — — — — 12,500	$ $ $ $ $ $ $ $ $ $	5.50 4.94 3.25 3.00 2.56 2.04 2.19 4.45 4.56 4.76	11/14/2008 04/08/2009 12/09/2009 09/21/2010 12/08/2010 06/27/2011 06/30/2012 06/27/2013 06/28/2014 12/01/2015	— — — — — — — — — —	— — — — — — — — — —
Dwight Moore	10,000 10,000 350 3,750 11,000 5,000 8,750	— — — — — — 8,750	$ $ $ $ $ $ $	5.50 3.00 2.04 1.81 4.45 4.56 4.76	11/04/2008 09/21/2010 06/27/2011 08/03/2011 06/27/2013 06/28/2014 12/01/2015	— — — — — — —	— — — — — — —
Dr. Jack Lin	30,806 29,412 20,588 25,000 10,000 16,500 22,000 15,000 2,500 —	— — — — — — — — 2,500 —	$ $ $ $ $ $ $ $ $	5.50 3.40 3.09 3.30 1.49 2.41 4.90 5.02 5.24 —	11/04/2008 11/03/2009 11/03/2009 09/21/2010 04/12/2012 06/28/2012 06/27/2013 06/28/2014 12/01/2015 —	— — — — — — — — — 13,857	— — — — — — — — — 22,508	(1)

(1)
The amount shown represents the value of the award based upon the fair value of the grants, as determined in accordance with FAS 123(R).

Potential Payments Upon Termination or Change in Control

Change-in-Control Agreements

        The Company has entered into change-in-control agreements with certain executive officers and key employees of the Company, including Messrs. McGinnis and Moore. These agreements are intended to provide the continuity of management in the event of a change-in-control of the Company. The agreements provide that the covered executive officers and key employees could be entitled to certain severance benefits following a change-in-control of the Company, if they are terminated by the Company for any reason, other than for disability or for cause, or if they terminate their employment for good reason (as this term is defined in the agreements), then they shall be entitled to a severance payment equal to their base salary for a period of twelve months, as defined in the agreements. The severance payment generally is made in the form of a lump sum. If a change-in-control occurs, the agreements are effective for a period of three years thereafter. Under the severance agreements, a change-in-control would include any of the following events: (i) any "person," as defined in the Securities Exchange Act of 1934, as amended, acquires 20 percent or more of the Company's voting securities, (ii) a majority of the Company's directors are replaced during a two-year period or (iii) shareholders approve certain mergers, or liquidation, or sale of the Company's assets.

        Regardless of the manner in which an executive officer terminates, he or she is entitled to receive amounts earned during his or her term of employment. Such amounts include:

  •
  non-equity incentive compensation earned during the fiscal year, to the extent vested;

  •
  equity awarded pursuant to the "1994 stock option plan", the "2002 stock option plan" and the LTIP to the extent vested;

  •
  amounts contributed and vested under our qualified retirement plan; and

  •
  unused vacation pay.

        Pursuant to the change of control agreement, if one of our executive officer's employment terminates without cause within twelve months following a change of control of our Company, he or she will receive a payment equal to two times his or her annual compensation, payment of medical and related benefits for a period of two years, and full accelerated vesting of all outstanding stock options.

        Pursuant to the supplemental executive retirement plan, each of our executive officers participating in the plan is entitled to the vested value of his or her account upon retirement, death or disability. Additionally, vesting is fully accelerated if his or her termination is due to attaining retirement age, death or disability. Finally, all unvested benefits become fully vested if our executive officer has ten or more years of employment with our Company at a time the Company has a change of control.

        Pursuant to the LTIP, each of our executive officers participating in the plan is entitled to the vested value of his or her account balance upon termination of employment. Additionally, vesting is fully accelerated if the executive officer dies, becomes disabled or our Company undergoes a change of control.

Director Compensation

        We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that our directors spend fulfilling their duties to our Company as well as the skill-level required by our board members.

        We believe that our director compensation is competitive with compensation offered to directors of other similar size public companies.

Cash Compensation Paid to Board Members

        For the fiscal year ended January 31, 2008, members of our board who are not employees of our Company are entitled to receive an annual base cash retainer of $24,000. Directors receive additional cash compensation based upon committee memberships and chairmanships. Directors who are also our employees receive no compensation for their services as directors.

Restricted Stock Program

        Our compensation philosophy is moving away from grants of option awards. Therefore, no option awards were granted in the fiscal year ending January 31, 2008. Our directors did, however, receive restricted stock awards. Options previously received by our directors vest over four years of service at the rate of 25% annually on the anniversary of the date of grant.

Director Summary Compensation

        The table below summarizes the compensation we paid to our non-employee directors for the fiscal year ended January 31, 2008.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)

Ralph Clements	$30,000	$11,256	$2,607	$43,863
John Gibbons	$42,000	$11,256	$3,963	$57,219
Robert Lin	$24,000	$11,256	$2,607	$37,863
Donald Tringali	$60,000	$22,508	$2,607	$85,115
Norman Wolfe	$30,000	$11,256	$2,607	$43,863
Dan Yates	$33,000	$11,256	$3,963	$48,219

    (1)
    William McGinnis and Dr. Jack Lin are executive officers of our Company and, therefore, their compensation is not reflected in this table. Mr. McGinnis receives no additional compensation for the services he renders as a director. As reflected in the summary compensation table on page 7, Dr. Lin receives $125,000 for serving as the Chairman of our board of directors. Aaron Cohen is a director and an executive officer of our Company, but he is not a named executive officer. He receives no additional compensation for his services provided as a director.

    (2)
    Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended January 31, 2008 in accordance with FAS 123(R) (disregarding estimates of forfeitures related to service-based vesting conditions) and thus includes amounts from awards granted in and prior to fiscal year 2008. As of January 31, 2008, each director has the following number of restricted stock awards outstanding that are subject to a four year vesting schedule with 25% vesting annually: Ralph Clements: 6,929; John Gibbons: 6,929; Robert Lin: 6.929; Donald Tringali: 13,857; Norman Wolfe: 6,929 and Dan Yates: 6,929.

    (3)
    We granted no stock option awards to our executive officers or directors for the fiscal year ending January 31, 2008. These amounts reflect the dollar amount recognized for financial reporting purposes for the fiscal year ended January 31, 2008, in accordance with FAS 123(R) (disregarding estimate of forfeitures related to service-based vesting conditions) and thus include amounts from awards granted prior to fiscal year 2008. As of

      January 31, 2008, each director has the following number of shares subject to outstanding options: Ralph Clements: 3,750; John Gibbons: 17,500; Robert Lin: 30,000; Donald Tringali: 52,500; Norman Wolfe: 22,500 and Dan Yates: 17,500.

Indemnification Agreements

        Dr. Lin, Messrs. McGinnis, Moore, and certain other executive officers and the directors of the Company are parties to indemnification agreements with the Company. These agreements provide, among other things, that the Company shall (i) indemnify them against certain liabilities that may arise by reason of their status as executive officers or directors provided they acted in good faith and in a manner reasonably believed to be in the best interests of the Company and, with respect to any criminal action, had no cause to believe their conduct was unlawful, (ii) to advance the expenses actually and reasonably incurred as a result of any proceeding against them by third parties or by or in right of the Company, where the indemnitee acted in good faith in a manner the indemnitee believed to be in the best interest of the Company (subject to repayment if it is determined that the indemnitee is not entitled to indemnification), and (iii) to make a good faith attempt to obtain directors' and officers' insurance. There is not any action of proceeding pending or, to the knowledge of the Company, threatened which may result in a claim for indemnification by any director, officer, employee or agent of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

        The Company's officers, directors and consultants are required to file initial reports of ownership and reports of change in ownership with the SEC. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on information provided to the Company by individual officers and directors, the Company believes that during the fiscal year ended January 31, 2008 all filing requirements applicable to officers and directors have been complied with.

        Set forth below is the report of the Audit Committee. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors is composed of three directors each of whom is "independent," as defined under the applicable Nasdaq listing standards and SEC rules and regulations. The Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on our corporate website at www.ntscorp.com.

        The Committee recommends to the Board of Directors the appointment of the independent auditors, reviews the scope of audits, reviews significant changes to the Company's accounting principles and practices, reviews significant issues encountered in the course of audit work related to the adequacy of internal controls and oversees the internal audit function.

        The Committee reviewed and discussed the audited financial statements with management of the Company and representatives of Ernst & Young LLP. The discussions with Ernst & Young LLP included the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. In addition, the Audit Committee received the written disclosures and the letter regarding independence from Ernst & Young LLP as required by Independence Standards Board Standard No. 1 and discussed with Ernst & Young LLP their independence.

        Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 31, 2008 for filing with the SEC.

        The Committee also recommended to the Board of Directors, and the Board has appointed, Ernst & Young LLP to audit the corporation's financial statements for the fiscal year ending January 31, 2009, subject to shareholder ratification of that appointment.

                      AUDIT COMMITTEE
                      John Gibbons, Chairman
                      Ralph Clements
                      Dan Yates

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF REGISTERED PUBLIC ACCOUNTING FIRM

        The Board of Directors has appointed Ernst & Young LLP as the Company's independent registered public accounting firm to audit its financial statements for the fiscal year ending January 31, 2009. The decision of the Board of Directors was based on the recommendation of the Audit Committee. Ernst & Young LLP has acted as the Company's independent registered public accounting firm since its appointment during fiscal year 1990. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

        Although ratification by shareholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by our shareholders. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its shareholders. If the shareholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors may reconsider its selection.

The Board of Directors unanimously recommends a vote "FOR"
the ratification of the appointment of Ernst & Young LLP as
the Company's independent registered public accounting firm
for the fiscal year ending January 31, 2009.

        The Company paid the following fees to Ernst & Young LLP during fiscal years ending January 31, 2008 and 2007, respectively:

	2008	2007
Audit Fees	$445,500	$395,700
Audit-Related Fees	-0-	-0-
Tax-Related Fees	-0-	-0-
All Other Fees	600	1,500

        The audit and audit-related fees for the years ended January 31, 2008 and January 31, 2007 were for professional services rendered for the audits of the consolidated financial statements of the Company, statutory audits, consents and assistance with review of documents filed with the SEC.

Policy on Accounting Matters; Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

        The Audit Committee administers the Company's engagement of Ernst &Young LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. All services provided by Ernst & Young LLP during the fiscal years ended January 31, 2007 and 2008 were pre-approved by the Audit Committee. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of Ernst & Young LLP, and whether for reasons of efficiency or convenience it is in the best interest of the Company to engage its independent auditor to perform the services. The Audit Committee has determined that performance by Ernst & Young LLP of the non-audit services related to the fees on the table above did not affect their independence.

        Prior to engagement, the Audit Committee pre-approves all independent auditor services. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

OTHER MATTERS

        Management is not aware of any other matters to be presented for action at the meeting or any adjournment thereof. However, if any matters come before the meeting, it is intended that shares represented by proxy will be voted in accordance with the judgment of the persons voting them.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

        SEC rules and regulations provide that a shareholder wishing to include a proposal in the proxy statement for the Company's 2009 annual meeting of Shareholders must submit the proposal so that it is received by the Company at its principal executive office, attention Corporate Secretary, at 24007 Ventura Boulevard, Calabasas, California, 91302, no later than January 28, 2009.

        In accordance with the Company's Bylaws, shareholders must deliver notification of their intent to submit a proposal or director nomination for consideration at the next annual meeting between March 14, 2009 and April 13, 2009.

        Shareholders who wish the Nominating Committee to consider a candidate for nomination as a director at the 2009 annual meeting of shareholders must submit advance notice of the nomination to the Committee a reasonable time prior to the mailing date of the proxy statement for the 2009 annual meeting. The Nominating Committee considers all nominees on their merits.

        A shareholder's notice of a proposed nomination for director to be made at an annual meeting must include the following information:

  •
  the name and address of the shareholder proposing to make the nomination and of the person or persons to be nominated;

  •
  a representation that the holder is a shareholder entitled to vote his or her shares at the annual meeting and intends to vote his or her shares in person or by proxy for the person or persons nominated in the notice;

  •
  a description of all arrangements or understandings between the shareholder(s) supporting the nomination and each nominee;

  •
  any other information concerning the proposed nominee(s) that the Company would be required to include in the proxy statement if the Board of Directors made the nomination; and

  •
  the consent of the nominee(s) to serve as director if elected.

COMMUNICATIONS WITH DIRECTORS

        You may communicate with the members of the Audit Committee, the Compensation Committee, the Governance Committee and the Nominating Committee, or with the Company's independent directors as a group, by writing to any such person or group c/o of the Corporate Secretary at 24007 Ventura Boulevard, Calabasas, California 91302.

        Communications are distributed to the Board of Directors, or to any individual director, depending on the facts and circumstances described in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors should be excluded, including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the proviso that any communication that is not distributed will be made available to any independent director upon that director's request.

        Communications that include information better addressed by the complaint hotline supervised by the Audit Committee will be delivered to the hotline.

DIRECTOR ATTENDANCE AT ANNUAL MEETING

        The Company does not have a policy regarding director attendance at the Company's annual meetings of shareholders, although it encourages all directors to attend. Two directors attended the Company's 2007 annual meeting of shareholders.

CODE OF ETHICS

        The Company has adopted a Code of Ethics applicable to the principal executive officer and senior financial executives, including the chief financial officer and chief accounting officer, of the Company, as well as all employees and directors of the Company. The Code of Ethics is published on the Company's website located on the Internet at www.ntscorp.com, under "Investor Information." The Company intends to disclose future amendments to, or waivers from, certain provisions of the Code of Ethics applicable to senior financial executives on its website within four business days following the date of such amendment or waiver.

        IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

NATIONAL TECHNICAL

SYSTEMS, INC.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR the director-nominees and FOR Proposal 2.

1.	Election of Directors:	01 - Dr. Jack Lin
02 - Robert Lin
03 - Norman Wolfe

	☐	Mark here to vote FOR all nominees

	☐	Mark here to WITHHOLD vote from all nominees
			01	02	03
	☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐
			For	Against	Abstain
2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending January 31, 2009.		☐	☐	☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — NATIONAL TECHNICAL SYSTEMS, INC.

BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

Tuesday, July 15, 2008 at 10:00 a.m.

The undersigned hereby appoints Ralph Clements and Donald Tringali, and each of them, attorneys and agents with power of substitution, to vote, as designated below, all stock of the undersigned at the above meeting and at any adjournment or adjournments thereof.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE DIRECTOR-NOMINEES AND “FOR” RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

This proxy is solicited on behalf of the Board of Directors, and may be revoked by the shareholder delivering it prior to its exercise by filing with the corporate secretary of the company an instrument revoking this proxy or a duly executed proxy bearing a later date or by appearing and voting in person at the meeting.

This proxy is valid only when signed and dated.

See Reverse Side

NATIONAL TECHNICAL
SYSTEMS, INC.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR the director-nominees and FOR Proposal 2.

1.	Election of Directors:	01 - Dr. Jack Lin
02 - Robert Lin
03 - Norman Wolfe

	☐	Mark here to vote FOR all nominees

	☐	Mark here to WITHHOLD vote from all nominees
			01	02	03
	☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐
			For	Against	Abstain
2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending January 31, 2009.		☐	☐	☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — NATIONAL TECHNICAL SYSTEMS, INC.

BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

Tuesday, July 15, 2008 at 10:00 a.m.

The undersigned hereby appoints Ralph Clements and Donald Tringali, and each of them, attorneys and agents with power of substitution, to vote, as designated below, all stock of the undersigned at the above meeting and at any adjournment or adjournments thereof.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE DIRECTOR-NOMINEES AND “FOR” RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

This proxy is solicited on behalf of the Board of Directors, and may be revoked by the shareholder delivering it prior to its exercise by filing with the corporate secretary of the company an instrument revoking this proxy or a duly executed proxy bearing a later date or by appearing and voting in person at the meeting.

This proxy is valid only when signed and dated.

See Reverse Side

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be held July 15, 2008
PROXY STATEMENT For ANNUAL MEETING OF SHAREHOLDERS To be held July 15, 2008
INFORMATION CONCERNING SOLICITATION AND VOTING STOCK
PROPOSAL NO. 1 ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING
COMMUNICATIONS WITH DIRECTORS
DIRECTOR ATTENDANCE AT ANNUAL MEETING
CODE OF ETHICS